UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 3, 2005

                               PRACTICEXPERT, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


           NEVADA                       0-30583              87-0622329
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission file number)    (I.R.S. Employer
    of Incorporation or                                  Identification Number)
      Organization)

                             10833 WASHINGTON BLVD.
                         CULVER CITY, CALIFORNIA 90232
           (Address of Principal Executive Offices including Zip Code)


                                 (310) 815-3500
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 ACQUISITION OR DISPOSITION OF ASSETS.

On  January  3,  2005  (the  "Closing  Date"),  the  registrant   completed  its
acquisition of Physicians Informatics, Inc., a Virginia corporation, t/a PracticeOne ("PracticeOne"). PracticeOne maintains offices in Calabasas, California, Somerset, New Jersey, and Richland, Washington. PracticeOne provides HIPAA compliant integrated software and service solutions that address core practice management, clinical management and claims management for physicians. The acquisition was consummated by the registrant and Practice Xpert Services Corp., a wholly-owned subsidiary of the registrant, which entered into the Agreement of Purchase and Sale of Stock (the "Purchase Agreement") dated as of December 20, 2004, with PracticeOne and PI (Cayman) Limited, to acquire the capital stock of PracticeOne, for a purchase price of 12,500,000 shares of common stock, par value $.001 per share (the "Common Stock"), which has been allocated among the shareholders of PracticeOne in accordance with their respective ownership interests.

The following additional consideration was provided to PI (Cayman) Limited in connection with the transactions contemplated by the Purchase Agreement: (1) a $4,000,000 promissory note issued by PracticeOne to PI (Cayman) Limited bearing no interest, carrying a five year term and convertible into Common Stock at a conversion price equal to $.40 per share at any time at the option of the registrant or at any time at the option of PI (Cayman) Limited on or after the 181st day following the Closing Date; (2) shares of Common Stock equal in dollar value to two times the annual cash flow from operations of PracticeOne for each of the three consecutive calendar years starting in 2005; and (3) a first right of refusal in favor of PI (Cayman) Limited to participate, in part or whole, on all future debt or equity financings of registrant in excess $250,000.

The following additional consideration was provided to PI (Cayman) Limited in connection with its efforts to secure a $2,000,000 increase in the existing line of credit to PracticeOne from Citibank, N.A., to be used by the registrant: (1) a Warrant (the "Warrant") dated January 3, 2005, to purchase 6,000,000 shares of Common Stock at a price equal to $.30 per share, which expires on January 3, 2012; and (2) a fee equal to 8% per annum on the outstanding balance of the Loan, net of interest, payable quarterly in shares of Common Stock.

The registrant and PI (Cayman) Limited have entered into a Registration Rights Agreement dated as of January 3, 2005, to provide piggyback registration rights for the shares of Common Stock and shares of Common Stock underlying the Warrant being issued to PI (Cayman) Limited, a copy of which is attached hereto as
Exhibit 10.2.

The purchase price was determined in arms-length negotiations between the parties. The assets acquired in this acquisition include without limitation office equipment, computer hardware and software, inventory, supplies, customer accounts, contracts, permits and licenses, trade secrets and other proprietary information. The assets will continue to be used in PracticeOne's business. The terms of the acquisition are more fully set forth in the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1.

The foregoing transactions were exempt from Section 5 of the Securities Act of 1933 pursuant to Section 4(2) of the Securities Act.

The full text of a press release issued by the registrant on January 6, 2005 regarding the foregoing acquisition is attached as Exhibit 99.1 to this report on Form 8-K.

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




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


(a) Financial statements of business acquired.

PracticExpert, Inc. intends to file by amendment to this report on Form 8-K such financial statements required by this item as soon as practical, but not later than 60 days after the date that the initial report on Form 8-K is required to be filed.

(c) Exhibits. The following materials are filed as exhibits to this report on Form 8-K:

4.1 Warrant to purchase up to 6,000,000 shares of the registrant's common stock, par value $.001 per share, at a purchase price of $0.30 per share, dated January 3, 2005.

10.1 Agreement of Purchase and Sale of Stock dated as of December 20, 2004, among the registrant, Practice Xpert Services Corp., PI (Cayman) Limited, and Physicians Informatics, Inc., t/a PracticeOne.

10.2 Registration Rights Agreement dated January 3, 2005, between the registrant and PI (Cayman) Limited.

99.1     Press Release issued by the registrant dated January 6, 2005.




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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PRACTICEXPERT, INC.


                                        (Registrant)


 Dated: January 7, 2005

                                        By: /s/ Jonathan Doctor
                                            -------------------------
                                            Jonathan Doctor
                                            Chief Executive Officer



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




                                INDEX TO EXHIBITS

EXHIBIT

4.1 Warrant to purchase up to 6,000,000 shares of the registrant's common stock, par value $.001 per share, at a purchase price of $0.30 per share, dated January 3, 2005.

10.1 Agreement of Purchase and Sale of Stock dated as of December 20, 2004, among the registrant, Practice Xpert Services Corp., PI (Cayman) Limited, and Physicians Informatics, Inc., t/a PracticeOne.

10.2 Registration Rights Agreement dated January 3, 2005, between the registrant and PI (Cayman) Limited.

99.1     Press Release issued by the registrant dated January 6, 2005.


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